SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                January 22, 2004
                        (Date of earliest event reported)



                             Abington Bancorp, Inc.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



     Massachusetts                   0-16018                04-3334127
________________________________________________________________________________
(State or other jurisdiction  (Commission File Number)    (IRS Employer
    of incorporation)                                   Identification No.)



97 Libbey Parkway, Weymouth, Massachusetts                   02189
________________________________________________________________________________
(Address of principal executive offices)                  (Zip Code)


                                 (781) 682-6400
________________________________________________________________________________
              (Registrant's telephone number, including area code)


                                 Not applicable
________________________________________________________________________________
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         Exhibit 99.1     Press Release dated January 22, 2004.


Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

         On January 22, 2004, Abington Bancorp, Inc. (the "Company") issued a press release announcing the Company's results of operations for the quarter and full year ended December 31, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ABINGTON BANCORP, INC.


Date:  January 22, 2004            By:   /s/ James K. Hunt
                                       -----------------------------------------
                                       Name: James K. Hunt
                                      Title: Chief Financial Officer & Treasurer